Exhibit 4.1


                          [FORM OF FACE OF CERTIFICATE]

NUMBER                                                                    SHARES
______                                                                    ______

                ORGANIZED UNDER THE LAWS OF THE STATE OF ILLINOIS

                              VILLAGE BANCORP, INC.



AUTHORIZED SHARES 5,000,000                                 PAR VALUE $0.01 EACH


         THIS CERTIFIES THAT _____________________________________________ is
the owner of __________________________________________ full paid and non-assessable
                    COMMON SHARES OF VILLAGE BANCORP, INC.,
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation, this _____ day of _______________ A.D. 19_____.


_______________________________________      ___________________________________
Secretary                                    President

                          [FORM OF BACK OF CERTIFICATE]


         FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto _______________ __________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ____________________, 19__


In presence of


_______________________________________      ___________________________________

                                             NOTICE: THE SIGNATURE TO THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
                                             ENLARGEMENT, OR ANY CHANGE
                                             WHATEVER.









                             THIS SPACE IS NOT TO BE
                               COVERED IN ANY WAY